EXHIBIT 32

CERTIFICATION OF PRINCIPAL
EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Sundance Strategies, Inc. (the “Company”) for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall F. Pearson, Chief Executive Officer and cting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 9, 2016	By:	/s/ Randall F. Pearson
Randall F. Pearson
Chief Executive Officer and Acting Chief Financial Officer